Q2 2015 Performance Summary AUGUST 2015 Exhibit 99.2

Cautionary Statement Regarding Forward Looking Statements
This
presentation
contains
“forward-looking
statements”
within
the
meaning
of
the
federal
securities
laws.
Forward-looking
statements
are
subject
to
known
and
unknown
risks
and
uncertainties,
many
of
which
may
be
beyond
our
control.
Forward-looking
statements
may
include,
but
are
not
limited
to,
statements
concerning
our
financial
outlook
and
guidance,
including
our
2015
forecasted
revenues,
Adjusted
EBITDA
and
other
consolidated
and
segment
financial
performance
guidance,
our
expectations
for
Adjusted
EBITDA
growth
in
2016,
our
long-term
outlook
for
WGN
America
and
Tribune
Studios
revenue
and
programming
expenses
as
well
as
Digital
and
Data
segment
revenue
growth
and
Adjusted
EBITDA
margins,
the
conditions
in
our
industry,
our
operations,
our
economic
performance
and
financial
condition,
including,
in
particular,
statements
relating
to
our
business
and
growth
strategy
and
product
development
efforts.
Important
factors
that
could
cause
actual
results,
developments
and
business
decisions
to
differ
materially
from
these
forward-looking
statements
are
uncertainties
discussed
below
and
in
the
“Risk
Factors”
section
of
the
Company’s
Annual
Report
on
Form
10-K
filed
with
the
U.S.
Securities
and
Exchange
Commission
(the
“SEC”)
on
March
6,
2015
and
other
filings
with
the
SEC.
“Forward-looking
statements”
include
all
statements
that
do
not
relate
solely
to
historical
or
current
facts,
and
can
be
identified
by
the
use
of
words
such
as
“may,”
“might,”
“will,”
“could”
“should,”
“estimate,”
“project,”
“plan,”
“anticipate,”
“expect,”
“intend,”
“outlook,”
“seek,”
“designed,”
“assume,”
“implied,”
“believe”
and
other
similar
expressions.
You
are
cautioned
not
to
place
undue
reliance
on
these
forward-looking
statements,
which
speak
only
as
of
their
dates.
These
forward-looking
statements
are
based
on
estimates
and
assumptions
by
our
management
that,
although
we
believe
to
be
reasonable,
are
inherently
uncertain
and
subject
to
a
number
of
risks
and
uncertainties.
The
following
list
represents
some,
but
not
necessarily
all,
of
the
factors
that
could
cause
actual
results
to
differ
from
projected
or
historical
results
or
those
anticipated
or
predicted
by
these
forward-looking
statements:
competition
and
other
economic
conditions
including
fragmentation
of
the
media
landscape
and
competition
from
other
media
alternatives;
changes
in
advertising
demand
and
audience
shares;
changes
in
the
overall
market
for
television
advertising,
including
through
regulatory
and
judicial
rulings;
our
ability
to
protect
our
intellectual
property
and
other
proprietary
rights;
availability
and
cost
of
broadcast
rights;
our
ability
to
adapt
to
technological
changes;
availability
and
cost
of
quality
network,
syndicated
and
sports
programming
affecting
our
television
ratings;
the
loss
or
modification
of
our
network
affiliation
agreements;
our
ability
to
renegotiate
retransmission
consent
agreements;
the
incurrence
of
additional
tax-related
liabilities
related
to
historical
income
tax
returns;
our
ability
to
expand
our
operations
internationally;
the
incurrence
of
costs
to
address
contamination
issues
at
sites
owned,
operated
or
used
by
our
business;
adverse
results
from
litigation,
governmental
investigations
or
tax-
related
proceedings
or
audits;
our
ability
to
settle
unresolved
claims
filed
in
connection
with
our
and
certain
of
our
direct
and
indirect
wholly-owned
subsidiaries’
Chapter
11
cases
and
resolve
the
appeals
seeking
to
overturn
the
bankruptcy
court
order
confirming
the
First
Amended
Joint
Plan
of
Reorganization
for
Tribune
Company
and
its
Subsidiaries;
our
ability
to
satisfy
pension
and
other
postretirement
employee
benefit
obligations;
our
ability
to
attract
and
retain
employees;
the
effect
of
labor
strikes,
lock-outs
and
labor
negotiations;
our
ability
to
realize
benefits
or
synergies
from
acquisitions
or
divestitures
or
to
operate
our
businesses
effectively
following
acquisitions
or
divestitures;
the
financial
performance
of
our
equity
method
investments;
the
impairment
of
our
existing
goodwill
and
other
intangible
assets;
compliance
with
both
US
and
foreign
government
regulations
applicable
to
our
industry;
changes
in
accounting
standards;
our
ability
to
pay
cash
dividends
on
our
common
stock;
increased
interest
rate
risk
due
to
our
variable
rate
indebtedness;
our
indebtedness
and
ability
to
comply
with
covenants
applicable
to
our
debt
financing
and
other
contractual
commitments;
our
ability
to
satisfy
future
capital
and
liquidity
requirements;
our
ability
to
access
the
credit
and
capital
markets
at
the
times
and
in
the
amounts
needed
and
on
acceptable
terms
and
other
events
beyond
our
control
that
may
result
in
unexpected
adverse
operating
results.
In
addition,
in
light
of
these
risks
and
uncertainties,
the
matters
referred
to
in
the
forward-looking
statements
contained
in
this
presentation
may
not
in
fact
occur.
Any
forward-looking
information
presented
herein
is
made
only
as
of
the
date
of
this
presentation
and
we
undertake
no
obligation
to
update
or
revise
any
forward-looking
statement
as
a
result
of
new
information,
future
events
or
otherwise,
except
as
otherwise
required
by
law.

Non-GAAP Financial Measures
This
presentation
includes
a
discussion
of
Adjusted
EBITDA
for
the
Company
and
our
operating
segments
(Television
and
Entertainment,
Digital
and
Data,
and
Corporate
and
Other)
and
presents
Broadcast
Cash
Flow
for
our
Television
and
Entertainment
segment.
Adjusted
EBITDA
and
Broadcast
Cash
Flow
are
financial
measures
that
are
not
recognized
under
accounting
principles
generally
accepted
in
the
U.S.
(“GAAP”).
Adjusted
EBITDA
for
the
Company
is
defined
as
net
income
before
income
(loss)
from
discontinued
operations,
net
of
taxes,
income
taxes,
investment
transactions,
interest
and
dividend
income,
interest
expense,
pension
expense
(credit),
equity
income
and
losses,
depreciation
and
amortization,
stock-based
compensation,
certain
special
items
(including
severance),
non-operating
items,
gain
(loss)
on
sales
of
real
estate
and
reorganization
items.
Adjusted
EBITDA
for
the
Company’s
operating
segments
is
calculated
as
segment
operating
profit
plus
depreciation,
amortization,
pension
expense
(credit),
stock-based
compensation
and
certain
special
items
(including
severance).
Broadcast
Cash
Flow
for
the
Television
and
Entertainment
segment
is
calculated
as
Television
and
Entertainment
Adjusted
EBITDA
plus
broadcast
rights-
amortization
expense
less
broadcast
rights-
cash
payments.
We
believe
that
Adjusted
EBITDA
and
Broadcast
Cash
Flow
are
measures
commonly
used
by
investors
to
evaluate
our
performance
with
that
of
our
competitors.
We
also
present
Adjusted
EBITDA
because
we
believe
investors,
analysts
and
rating
agencies
consider
it
useful
in
measuring
our
ability
to
meet
our
debt
service
obligations.
We
further
believe
that
the
disclosure
of
Adjusted
EBITDA
and
Broadcast
Cash
Flow
is
useful
to
investors,
as
these
non-GAAP
measures
are
used,
among
other
measures,
by
our
management
to
evaluate
our
performance.
By
disclosing
Adjusted
EBITDA
and
Broadcast
Cash
Flow,
we
believe
that
we
create
for
investors
a
greater
understanding
of,
and
an
enhanced
level
of
transparency
into,
the
means
by
which
our
management
operates
our
company.
Adjusted
EBITDA
and
Broadcast
Cash
Flow
are
not
measures
presented
in
accordance
with
GAAP,
and
our
use
of
these
terms
may
vary
from
that
of
others
in
our
industry.
Adjusted
EBITDA
and
Broadcast
Cash
Flow
should
not
be
considered
as
an
alternative
to
net
income,
operating
profit,
revenues,
cash
provided
by
operating
activities
or
any
other
measures
derived
in
accordance
with
GAAP
as
measures
of
operating
performance
or
liquidity.
The
tables
within
this
presentation
include
reconciliations
of
consolidated
and
segment
Adjusted
EBITDA
and
Broadcast
Cash
Flow
to
the
most
directly
comparable
financial
measure
calculated
and
presented
in
accordance
with
GAAP.
No
reconciliation
of
the
forecasted
range
for
Adjusted
EBITDA
on
a
consolidated
or
segment
basis
for
fiscal
2015
is
included
in
this
release
because
we
are
unable
to
quantify
certain
amounts
that
would
be
required
to
be
included
in
the
GAAP
measure
without
unreasonable
efforts
and
we
believe
such
reconciliations
would
imply
a
degree
of
precision
that
would
be
confusing
or
misleading
to
investors.

Tribune Media
A diverse combination of media assets that meaningfully touch millions of people every day, including compelling content in news and entertainment, significant broadcast distribution, an emerging cable network, and a cutting-edge digital and data business.
•
Broadcast:  42 owned or operated broadcast television stations in major markets across the country.
•
WGN America:  A national, general entertainment cable network airing high quality original content and reaching approximately 73 million households.
•
Digital and Data:  Growing global metadata business, powering some of the biggest media brands in the world.
•
Real Estate and Investments:  76 real estate properties and equity investments in a variety of media, online and other properties.

Q2 2015 Financial Highlights
As compared to the three months ended June 29, 2014
Consolidated operating revenue grew 6% to $501.5 million.
Television and Entertainment segment revenue grew 4%, driven by higher advertising revenues and increased carriage and retransmission fees.
Consolidated operating profit decreased 39% to $19.8 million.
Consolidated Adjusted EBITDA decreased 29% due primarily to the previously announced change in the timing of the amortization of programming expense for original programming at WGN America, planned production funding for co-owned original programming for WGN America, implementation costs for improved technology applications and the establishment of new shared services operations.
Basic and diluted loss per share from continuing operations of $(0.04), which includes a pre-tax charge of $37 million for loss on extinguishment of debt related to the Company’s refinancing of its Term Loan Facility and issuance of $1.1 billion of
5.875% Senior Notes due 2022.

Strategic Highlights
Conversion of WGN America from a superstation to a basic cable network is ahead of schedule, with an expectation of at least 75% of subscribers converted by the end of 2015.
48% increase in WGN America carriage fees resulting, in part, from improved off-network and original programming.
Achieved higher rates for local TV retransmission, driving 23% increase in fees.
Acquisitions of Infostrada
Statistics B.V. (“Infostrada
Sports”), SportsDirect
Inc.
(“SportsDirect”) and Covers Media Group (“Covers”) combined to create
Gracenote
Sports, a leading provider of sports metadata.

Consolidated Financial Results
Continued execution against the Company’s strategic objectives drove positive top-line growth.
(USD thousands)
June 30, 2015
June 29, 2014
$
%
June 30, 2015
June 29, 2014
$
%
Operating Revenues
501,524
$
474,979
$
26,545

6%
974,261
$
921,081
$
53,180

6%
Operating Expenses
481,740

442,786

38,954

9%
893,542

838,628

54,914

7%
Operating Profit
19,784

32,193

(12,409)

-39%
80,719

82,453

(1,734)

-2%
Adjusted EBITDA
92,309
$
130,344
$
(38,035)

-29%
221,289
$
268,330
$
(47,041)

-18%
Adjusted EBITDA Margin
18.4%
27.4%
22.7%
29.1%
Six months ended:
Variance
Variance
Three months ended:

Television and Entertainment Segment
Operating Results
Revenues
Increase driven by higher retransmission consent fees, higher carriage fees and higher core advertising partially offset by lower political advertising revenues.
Adjusted EBITDA
Higher amortization of programming expenses and production costs associated with planned production funding for our co-owned original programming more than offset revenue increases.
(USD thousands)
June 30, 2015
June 29, 2014
$
%
June 30, 2015
June 29, 2014
$
%
Operating Revenues
445,622
$
426,961
$
18,661

4%
855,922
$
827,162
$
28,760

3%
Operating Expenses
398,534

374,547

23,987

6%
729,486

710,051

19,435

3%
Operating Profit
47,088

52,414

(5,326)

-10%
126,436

117,111

9,325

8%
Adjusted EBITDA
104,266
$
140,636
$
(36,370)

-26%
239,249
$
280,317
$
(41,068)

-15%
Adjusted EBITDA Margin
23.4%
32.9%
28.0%
33.9%
Three months ended:
Six months ended:
Variance
Variance

Television and Entertainment Segment
Revenues
(USD thousands)
June 30, 2015
June 29, 2014
$
%
June 30, 2015
June 29, 2014
$
%
Advertising
Core (Local / National)
310,865
$
303,777
$
7,089

2%
593,296
$
592,200
$
1,096

0%
Political
3,931

9,748

(5,817)

-60%
5,936

13,028

(7,092)

-54%
Digital
14,391

11,616

2,775

24%
26,632

22,061

4,571

21%
Other
5,370

4,788

582

12%
8,395

8,402

(7)

0%
Total Advertising
334,557
$
329,928
$
4,629

1%
634,259
$
635,691
$
(1,432)

0%
Retransmission consent fees
70,078

57,122

12,956

23%
138,891

112,687

26,204

23%
Carriage fees
21,618

14,591

7,027

48%
43,120

28,719

14,401

50%
Barter/trade
9,561

10,472

(911)

-9%
18,787

20,783

(1,996)

-10%
Copyright royalties
3,832

7,454

(3,622)

-49%
8,097

13,986

(5,889)

-42%
Other
5,976

7,394

(1,418)

-19%
12,768

15,296

(2,528)

-17%
Total operating revenues
445,622
$
426,961
$
18,661

4%
855,922
$
827,162
$
28,760

3%
Three months ended:
Six months ended:
% Variance
% Variance
Second Quarter Revenues
Retransmission consent fees up 23% to $70.1 million.
Carriage fees up 48% to $21.6 million.
Core advertising up 2.3% or $7.1 million.
Political advertising down $5.8 million due to 2015 being an off-election cycle year.

Television and Entertainment Segment
Adjusted EBITDA
Adjusted EBITDA
Adjusted EBITDA primarily impacted by higher programming amortization and production costs associated with planned production funding for co-owned original programming. Manhattan (Season 2), Outsiders and Underground were all in production during the second quarter of 2015.
(USD thousands)
June 30, 2015
June 29, 2014
$
%
June 30, 2015
June 29, 2014
$
%
Operating Profit
47,088
$
52,414
$
(5,326)

-10%
126,436
$
117,111
$
9,325

8%
Depreciation
12,023
13,136
(1,113)

-8%
23,446
25,512
(2,066)

-8%
Amortization
41,475
56,172
(14,697)

-26%
82,985
112,827
(29,842)

-26%
Stock-based compensation
3,340
2,113
1,227

58%
5,833
4,636
1,197

26%
Severance and related charges
340
108
232

215%
536
1,522
(986)

-65%
Transaction-related costs
—
974
(974)

-100%
—
1,391
(1,391)

-100%
Contract termination cost
—
15,646
(15,646)

-100%
—
15,646
(15,646)

-100%
Other
—
12
(12)

-100%
13
1,568
(1,555)

-99%
Pension expense
—
61
(61)

-100%
—
104
(104)

-100%
Adjusted EBITDA
104,266
$
140,636
$
(36,370)

-26%
239,249
$
280,317
$
(41,068)

-15%
Broadcast rights - Amortization
110,913

74,386

36,527

49%
182,921

130,080

52,841

41%
Broadcast rights - Cash Payments
(117,062)

(86,409)

(30,653)

35%
(201,777)

(147,227)

(54,550)

37%
Broadcast Cash Flow
98,117
$
128,613
$
(30,496)

-24%
220,393
$
263,170
$
(42,777)

-16%
Three months ended:
Six months ended:
Variance
Variance

Digital and Data Segment
Operating Results
Revenues and Expenses
Impacted by the acquisitions of HWW, What’s On and Baseline (all acquired in the second half of 2014) as well as Infostrada
Sports, SportsDirect, Covers and Enswers
(all acquired in the
second quarter of 2015).
(USD thousands)
June 30, 2015
June 29, 2014
$
%
June 30, 2015
June 29, 2014
$
%
Operating Revenues
43,625
$
33,807
$
9,818

29%
93,827
$
65,292
$
28,535

44%
Operating Expenses
47,775

42,717

5,058

12%
94,243

76,288

17,955

24%
Operating Profit (Loss)
(4,150)

(8,910)

4,760

-53%
(416)

(10,996)

10,580

-96%
Adjusted EBITDA
6,643
$
(963)
$
7,606

*
19,121
$
4,064
$
15,057

*
Adjusted EBITDA Margin
15.2%
-2.8%
20.4%
6.2%
* Represents positive change in excess of 100%
Six months ended:
Variance
Variance
Three months ended:

Digital and Data Segment
Revenues & Adjusted EBITDA
Revenue and Adjusted EBITDA increased primarily due to the impact of acquisitions made throughout 2014 and 2015.
(USD thousands)
June 30, 2015
June 29, 2014
$
%
June 30, 2015
June 29, 2014
$
%
Video and other
29,329
$
21,585
$
7,744

36%
55,551
$
42,357
$
13,194

31%
Music
14,296

12,222

2,074

17%
38,276

22,935

15,341

67%
Total operating revenues
43,625
$
33,807
$
9,818

29%
93,827
$
65,292
$
28,535

44%
Operating Profit (Loss)
(4,150)
$
(8,910)
$
4,760

-53%
(416)
$
(10,996)
$
10,580

-96%
Depreciation
2,321
1,909
412

22%
4,426
3,722
704

19%
Amortization
6,962
4,846
2,116

44%
13,223
8,865
4,358

49%
Stock-based compensation
679
688
(9)

-1%
1,230
1,337
(107)

-8%
Severance and related charges
(16)
504
(520)

*
(189)
1,136
(1,325)

*
Transaction-related costs
547
—
547

-
547
—
547

-
Other
300
—
300

-
300
—
300

-
Adjusted EBITDA
6,643
$
(963)
$
7,606

*
19,121
$
4,064
$
15,057

*
* Represents positive or negative change in excess of 100%
Three months ended:
Variance
Six months ended:
Variance

Corporate and Other
Revenues and Expenses
Revenues represent real estate rental revenues earned from third parties, including Tribune Publishing Company.
Revenues declined due to a reduction in space leased by Tribune Publishing Company at several properties and the sale of the production facility and land in Baltimore, MD in December 2014.
Corporate expenses increased as a result of:
•
The implementation of improved technology applications, and
•
The establishment of new shared services operations following the separation of Tribune Publishing in August 2014.
(USD thousands)
June 30, 2015
June 29, 2014
$
%
June 30, 2015
June 29, 2014
$
%
Operating Revenues
12,277
$
14,211
$
(1,934)

-14%
24,512
$
28,627
$
(4,115)

-14%
Operating Expenses
35,431

25,522

9,909

39%
69,813

52,289

17,524

34%
Operating Loss
(23,154)

(11,311)

(11,843)

*
(45,301)

(23,662)

(21,639)

91%
Depreciation
3,622

2,495

1,127

45%
7,148

5,017

2,131

42%
Stock-based compensation
4,932

3,320

1,612

49%
9,733

8,597

1,136

13%
Severance and related charges
11

100

(89)

-89%
889

493

396

80%
Transaction-related costs
3,278

1,260

2,018

*
4,916

6,542

(1,626)

-25%
Loss on sales of real estate
(9)

—
(9)

-
97

—
97

-
Other
—
2,386

(2,386)

-100%
20

2,388

(2,368)

-99%
Pension credit
(7,280)

(7,579)

299

-4%
(14,583)

(15,426)

843

-5%
Adjusted EBITDA
(18,600)
$
(9,329)
$
(9,271)

99%
(37,081)
$
(16,051)
$
(21,030)

*
* Represents positive or negative change in excess of 100%
Variance
Three months ended:
Six months ended:
Variance

Real Estate
Property Overview –
as of December 28, 2014
Segment
Owned
Leased
Square Feet
Acres
Square
Feet
Television
& Entertainment
Office and studio buildings
1,252,143
91
522,991
Antenna land
--
781
--
Digital & Data
105,074
--
240,274
Other Real
Estate
Corporate
--
--
33,027
4,309,053
186
--
Vacant:
Properties to be sold (1)
275,582
14
--
Vacant:
Available for lease or redevelopment
1,505,102
63
--
(1) Two properties which occupied 248,582 square feet and 12 acres were sold in the first quarter of 2015.
Office buildings and other
Leased to outside parties

Real Estate
Premier Redevelopment Properties
Premier Redevelopment Properties represent ~70% of portfolio’s value
Property
Location
Sq.Ft
Acres
Redevelopment Status
Current Occupancy
Tribune Tower
Chicago, IL
737K
3.2
Operating as an
office tower
TPUB; TRCO; other 3
rd
parties
Freedom Center North
Chicago, IL
117K
7.0
Seeking JV Partner
Vacant
Freedom
Center South
Chicago, IL
854K
30.4
Operating
as an industrial
site
TPUB
Times
Mirror Square
Los Angeles, CA
834K
6.3
Operating as an
office building -
Seeking JV Partner
TPUB; other 3
rd
parties
Olympic Plant
Los Angeles, CA
626K
24.6
Active printing plant for LA Times
TPUB
Costa Mesa
Costa Mesa, CA
334K
21.1
Seeking JV Partner
Vacant
Ft.
Lauderdale –
Las Olas Way
Ft. Lauderdale, FL
--
1.4
JV partner identified
3
rd
party parking operator
Orlando
Sentinel Site
Orlando, FL
365K
18.8
Operating as an
office building -
Seeking JV Partner
TPUB; other 3
rd
parties

Debt and Cash
(USD thousands)
(1) In the first quarter of 2015, approximately $252 million of taxes was paid for the sale of the Company’s interest in Classified Ventures. On
April 9, 2015, the Company paid out approximately $649 million related to the special dividend.
June 30, 2015
December 28, 2014
Cash and cash equivalents (1)
403,511
$
1,455,183
$
Debt:
Term Loan Facility, due 2020
2,371,386

3,471,017

5.875% Senior Notes due 2022
1,100,000

-

Dreamcatcher Credit Facility, due 2018
20,885

23,914

Other
-

54

Total Debt
3,492,271
$
3,494,985
$

Focus on Shareholder Return
$400 million share repurchase program.
•
Approximately $333 million purchased through August 12, 2015.
Paid one-time special dividend of approximately $649 million on April 9,
2015.
Adopted quarterly dividend policy.
(1)
•
The Company paid its first quarterly dividend of $0.25 per share on June 15, 2015.
•
The Company announced its intention to pay its second quarterly dividend of $0.25 per share on  August 24, 2015 to stockholders and warrant holders of record at the close of business on August 10, 2015.
Strong Balance Sheet and Cash Generation Driving Capital Allocation Policy
(1) The declaration of any future dividends are subject to the discretion of the Board taking into account, among other things, future earnings, cash flows, financial requirements and other factors, as well as restrictions contained in the Company’s debt agreements.

2015 Guidance

19 2015 Guidance Consolidated 2015 Guidance Range Implied Y-o-Y Change Revenues $2.00 billion to $2.03 billion ~ +2.5% to +4% Adjusted EBITDA $480 million to $495 million ~ (18.5)% to (21)%

2015 Guidance
Television and Entertainment Segment
Guidance
Range
Implied Y-o-Y
Change
Revenues
$1.75 billion to $1.77 billion
~ +2% to +3%
Core Advertising (Local and
national
advertising, excluding
political advertising)
Low to mid-single
digit increases over 2014
Retransmission Consent Fees
$275 million to $277 million
~ +20%
Cable Network Carriage Fees
$85 million to
$87 million
~ +50%
WGN
America / Tribune Studios
Programming Expenses
$(150)
million
to
$(160) million
~ +65% to +75%
Adjusted EBITDA
$500 million to $515 million
~ (16)% to (18.5)%

21 2015 Guidance Digital and Data Segment 2015 Guidance Range Implied Y-o-Y Change Revenues $200 million to $205 million ~ +15% to +18% Adjusted EBITDA $46 million to $48 million ~ +19% to +24.5%

2015 Guidance
Corporate and Other
Guidance
Range
Implied Y-o-Y
Change
Real Estate Revenues
Approximately
$50 million
~ (9)%
Real Estate Expenses
Approximately
$(30) million
~ 22%
Corporate Expenses
(excluding
stock-based compensation)
$(86) million to $(88) million
~ 13.5%
to 16%
Adjusted EBITDA
$(66) million to $(68) million
~ 45%
to 49%

2015 Guidance
Cash Flow
Guidance
Range
Total Capital Expenditures
Approximately
$100
million
(1)
Cash Taxes
$95 million -
$100
million
(2)
Cash Interest
Approximately
$130 million
Depreciation & Amortization
Approximately
$260
million
Stock-based
Compensation
Approximately
$35 million
(1)
The $100 million of expected capital expenditures includes approximately $50 million of non-recurring capital expenditures.
(2)
Cash taxes guidance excludes a tax payment of approximately $252 million related to the gain on the sale of Classified Ventures in the fourth quarter of 2014, paid in the first quarter of 2015. Also excluded from guidance is a tax payment of approximately $103 million related to the
Company’s agreement on August 1, 2015 to sell all of its interest in NHLLC to CSC Holdings LLC. The taxes associated with this transaction were on the balance sheet as of June 30, 2015 as a deferred tax liability and are expected to be paid in the fourth quarter of 2015.

Long-Term Outlook
The Company currently expects:
2016 Consolidated Adjusted EBITDA year-over-year growth of greater than
30%.
For the period 2016-2019:
WGN America and Tribune Studios revenue growth to be greater than 20%
annually.
WGN America and Tribune Studios programming expenses approximating
50% of net revenues.
Digital and Data net revenue growth of 10% to 12% annually.
Digital and Data Adjusted EBITDA margins growing to low 30% range.

Non-GAAP Reconciliations

Consolidated
Reconciliation of Net Income to Adjusted EBITDA
June 30, 2015
June 29, 2014
June 30, 2015
June 29, 2014
Revenues
501,524
$
474,979
$
974,261
$
921,081
$
Net (Loss) Income
(3,265)
$
82,922
$
33,152
$
123,990
$
Income from discontinued operations, net of taxes
—
15,840
—
28,441
(Loss) Income from Continuing Operations
(3,265)
67,082
33,152
95,549
Income tax (benefit) expense
(693)
42,305
21,609
59,954
Reorganization items, net
628
2,165
1,620
4,381
Other non-operating (gain) loss
(211)
1,295
(211)
1,138
Gain on investment transaction
(8,133)
(700)
(8,820)
(700)
Loss on extinguishment of debt
37,040
—
37,040
—
Interest expense
40,374
39,146
79,586
79,665
Interest and dividend income
(43)
(147)
(410)
(318)
Income on equity investments, net
(45,913)
(118,953)
(82,847)
(157,216)
Operating Profit
19,784
32,193
80,719
82,453
Depreciation
17,966
17,540
35,020
34,251
Amortization
48,437
61,018
96,208
121,692
Stock-based compensation
8,951
6,121
16,796
14,570
Severance and related charges
335
712
1,236
3,151
Transaction-related costs
3,825
2,234
5,463
7,933
Loss on sales of real estate
(9)
—
97
—
Contract termination cost
—
15,646
—
15,646
Other
300
2,398
333
3,956
Pension credit
(7,280)
(7,518)
(14,583)
(15,322)
Adjusted EBITDA
92,309
$
130,344
$
221,289
$
268,330
$
Six Months Ended
Three Months Ended

Television and Entertainment
Reconciliation of Operating Profit to Adjusted EBITDA and Broadcast Cash Flow
June 30, 2015
June 29, 2014
June 30, 2015
June 29, 2014
Advertising
334,557
$
329,928
$
634,259
$
635,691
$
Retransmission consent fees
70,078
57,122
138,891
112,687
Carriage fees
21,618
14,591
43,120
28,719
Barter/trade
9,561
10,472
18,787
20,783
Copyright royalties
3,832
7,454
8,097
13,986
Other
5,976
7,394
12,768
15,296
Total Revenues (1)
445,622
$
426,961
$
855,922
$
827,162
$
Operating Profit (1)
47,088
$
52,414
$
126,436
$
117,111
$
Depreciation
12,023
13,136
23,446
25,512
Amortization
41,475
56,172
82,985
112,827
Stock-based compensation
3,340
2,113
5,833
4,636
Severance and related charges
340
108
536
1,522
Transaction-related costs
—
974
—
1,391
Contract termination cost
—
15,646
—
15,646
Other
—
12
13
1,568
Pension expense
—
61
—
104
Adjusted EBITDA (1)
104,266
$
140,636
$
239,249
$
280,317
$
Broadcast
rights
-
Amortization
110,913
74,386
182,921
130,080
Broadcast
rights
-
Cash
Payments
(117,062)
(86,409)
(201,777)
(147,227)
Broadcast Cash Flow
98,117
$
128,613
$
220,393
$
263,170
$
Six Months Ended
Three Months Ended
(1) At the beginning of fiscal 2015, the Company moved its Zap2it.com entertainment website business from the Digital and Data reportable segment to the Television and Entertainment reportable segment. Certain previously reported amounts have been reclassified to conform to the current presentation; the impact of this reclassification was immaterial.

Digital and Data
Reconciliation of Operating Profit to Adjusted EBITDA
June 30, 2015
June 29, 2014
June 30, 2015
June 29, 2014
Video and other
29,329
$
21,585
$
55,551
$
42,357
$
Music
14,296
12,222
38,276
22,935
Total Revenues (1)
43,625
$
33,807
$
93,827
$
65,292
$
Operating Profit (Loss) (1)
(4,150)
$
(8,910)
$
(416)
$
(10,996)
$
Depreciation
2,321
1,909
4,426
3,722
Amortization
6,962
4,846
13,223
8,865
Stock-based compensation
679
688
1,230
1,337
Severance and related charges
(16)
504
(189)
1,136
Transaction-related costs
547
—
547
—
Other
300
—
300
—
Adjusted EBITDA (1)
6,643
$
(963)
$
19,121
$
4,064
$
Six Months Ended
Three Months Ended
(1) At the beginning of fiscal 2015, the Company moved its Zap2it.com entertainment website business from the Digital and
Data reportable segment to the Television and Entertainment reportable segment. Certain previously reported amounts have been reclassified to conform to the current presentation; the impact of this reclassification was immaterial.

Corporate and Other
Reconciliation of Operating Profit to Adjusted EBITDA
June 30, 2015
June 29, 2014
June 30, 2015
June 29, 2014
Total Revenues
12,277
$
14,211
$
24,512
$
28,627
$
Operating Loss
(23,154)
$
(11,311)
$
(45,301)
$
(23,662)
$
Depreciation
3,622
2,495
7,148
5,017
Stock-based compensation
4,932
3,320
9,733
8,597
Severance and related charges
11
100
889
493
Transaction-related costs
3,278
1,260
4,916
6,542
Loss on sales of real estate
(9)
—
97
—
Other
—
2,386
20
2,388
Pension credit
(7,280)
(7,579)
(14,583)
(15,426)
Adjusted EBITDA
(18,600)
$
(9,329)
$
(37,081)
$
(16,051)
$
Six Months Ended
Three Months Ended

Q2 2015 Performance Summary AUGUST 2015